UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2012

CAMCO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

814 Wheeling Avenue, Cambridge, Ohio 43725

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 435-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On August 28, 2012, Camco Financial Corporation (“Camco”) held its Annual Stockholders’ Meeting. During the annual meeting, Mr. James E. Huston, Camco’s Chief Executive Officer, presented the power point attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Power Point from Stockholders’ Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:	/s/ James E. Huston
James E. Huston
Chief Executive Officer

Date: August 28, 2011